UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2011 (June 17, 2011)

REGENERON PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in Charter)

New York	000-19034	13-3444607
(State or other jurisdiction of	(Commission File No.)	(IRS Employer Identification No.)
Incorporation)

777 Old Saw Mill River Road, Tarrytown, New York 10591-6707
(Address of principal executive offices, including zip code)

(914) 347-7000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

     On June 17, 2011, Regeneron Pharmaceuticals, Inc. issued a press release announcing that the Dermatologic and Ophthalmic Drugs Advisory Committee of the U.S. Food and Drug Administration (FDA) voted unanimously to recommend that the FDA approve EYLEA™ (aflibercept ophthalmic solution), also known as VEGF Trap-Eye, for the treatment of the neovascular form of age-related macular degeneration (wet AMD) at a dose of 2 milligrams (mg) every eight weeks, following three initial doses given every four weeks.

     A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference into this Item.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release, dated June 17, 2011, Announcing that EYLEA™ (aflibercept ophthalmic solution) Received Unanimous Recommendation for Approval for Treatment of Wet AMD from FDA Advisory Committee.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 20, 2011	REGENERON PHARMACEUTICALS, INC.

	By:	/s/ Murray A Goldberg
Name: Murray A. Goldberg
Title: Senior Vice President, Finance and
Administration, Chief Financial Officer, Treasurer,
and Assistant Secretary

Exhibit Index

Number	Description
99.1	Press Release, dated June 17, 2011, Announcing that EYLEA™ (aflibercept ophthalmic solution) Received Unanimous Recommendation for Approval for Treatment of Wet AMD from FDA Advisory Committee.